Exhibit 99.2

THE BITCOIN COMPANY

THE GLOBAL BITCOIN BANK * *not an actual bank yet

VOLATILITY PROOF LOANS private@strike.me

WHAT IS THE IDEAL BITCOIN COMPANY?

COINBASE PROCESSED $5T+ IN CRYPTO TRADING VOLUME IN A YEAR & CUSTODIES 12% OF ALL CRYPTO IN EXISTENCE ~$10B+ ~$1B CASH & CASH EQUIVALENTS BITCOIN

WHAT IS THE IDEAL BITCOIN COMPANY?

TWENTY ONE THE BITCOIN COMPANY

TWENTY ONE THE BITCOIN COMPANY FINANCIAL SERVICES Any Bitcoin financial product. distributed globally. 1

01 / The vision: Every financial product the Bitcoin economy needs, distributed globally, under one roof. FINANCIAL SERVICES & DISTRIBUTION Brokerage (acquire) Custody (hold) Lending & Credit (borrow) Payments & Rails (spend) Treasury Services Prime Services Banking Services Structured Products Subject to local regulations.

TWENTY ONE THE BITCOIN COMPANY FINANCIAL SERVICES Any Bitcoin financial product. distributed globally. 1 2 Industrial - scale Bitcoin production at the lowest cost. BITCOIN INFRASTRUCTURE Subject to local regulations.

02 / The vision: The physical layer of the Bitcoin economy. Industrial scale, lowest cost, vertically integrated from energy to coin. We don't just buy Bitcoin. We produce it. BITCOIN INFRASTRUCTURE Energy procurement Power Generation Grid Services Heat reuse Hashrate / Mining Fleet / Hardware Hosting / Colocation Pool & Network

TWENTY ONE THE BITCOIN COMPANY FINANCIAL SERVICES Any Bitcoin financial product. distributed globally. 1 2 CAPITAL MARKETS 3 Industrial - scale Bitcoin production at the lowest cost. Treasury growth with cash flow and non - dilutive leverage. BITCOIN INFRASTRUCTURE Subject to local regulations.

03 / The vision: The financing engine of the Bitcoin economy. We issue against the treasury, originate against the network, and securitize the cash flows the rest of the market can't. CAPITAL MARKETS Loan book securitization Mining revenue securitization Structured products Fixed income & bonds Bitcoin - backed debt Convertible structures Treasury management Energy Trading

TWENTY ONE THE BITCOIN COMPANY FINANCIAL SERVICES Any Bitcoin financial product. distributed globally. 1 2 CAPITAL MARKETS 3 MERGERS & ACQUISITIONS 4 Industrial - scale Bitcoin production at the lowest cost. Treasury growth with cash flow and non - dilutive leverage. Acquire accretive Bitcoin assets. Compounding. BITCOIN INFRASTRUCTURE Subject to local regulations.

04 / The vision: Acquire profitable Bitcoin businesses and strategic Bitcoin assets. Compound their cash flows into Bitcoin. Every dollar of operating income has one job: buy more Bitcoin. MERGERS & ACQUISITIONS Bitcoin financial services Mining & energy Bitcoin - native software Payments & merchant services Custody & security International distribution Treasury services Data & analytics

TWENTY ONE THE BITCOIN COMPANY FINANCIAL SERVICES Every Bitcoin financial product, distributed globally. 1 2 CAPITAL MARKETS 3 MERGERS & ACQUISITIONS 4 Industrial - scale Bitcoin production at the lowest cost. Treasury growth with cash flow and non - dilutive leverage. Acquire profitable Bitcoin businesses. Compound forever. BITCOIN INFRASTRUCTURE Subject to local regulations.

FIX THE MONEY, FIX THE WORLD

THE BITCOIN COMPANY

TWENTY ONE

STRIKE

STRIKE

THE GLOBAL BITCOIN BANK*

*not an actual bank yet

BITCOIN LINE OF CREDIT



BILL PAY



BUY & SELL BITCOIN



BITCOIN-BACKED LOANS



STRIKE

NO-FEE DCA


9:41
Recurring purchase
Frequency
Weekly
Start
Today
Time
Now

DIRECT DEPOSIT



FREE ON-CHAIN SENDS





“ WE HOPE OUR MONEY KEEPS ITS VALUE LONG ENOUGH FOR US TO TRADE IT IN THE FUTURE FOR SOMETHING WE ACTUALLY WANT — AN EDUCATION, A DREAM HOUSE, A WEDDING, A BUCKET-LIST TRIP.

EVERY ‘NEVER SELL’ HODLER WILL NEED LIQUIDITY SOMEDAY. THIS IS THE ENTIRE POINT OF HAVING MONEY IN THE FIRST PLACE.

ROSS STEVENS - STONE RIDGE 2024 INVESTOR LETTER



BITCOIN-BACKED LOAN ORDER BOOK SINCE LAUNCH.

NO MARKETING. NO ADS. JUST DEMAND.

LOWER LENDING RATES



Strike is a financial technology company, not a bank. Depending on the state, loans are issued by Zap Solutions Capital, Inc., dba Strike Lending, or by Column N.A., Member FDIC.
Loan approval and terms are subject to eligibility and collateral requirements.
Loan terms vary by state and jurisdiction. See Strike's website for details.

LOAN AMOUNT	MONTHLY PAYMENT	PAYMENT AT MATURITY
< $250K	10.50% 11.02% APR	11.25% APR
$250K–$750K	10.00% 10.47% APR	10.75% APR
$750K–$2M	9.00% 9.38% APR	9.50% APR
$2M–$5M	8.00% 8.30% APR	8.75% APR
> $5M	7.49% 7.75% APR	



LENDING PROOF OF RESERVES

STRIKE

X

SEGREGATED ADDRESS COLLATERAL



51.37 BTC bc1qxy...hx0wlh	62.02 BTC bc1qxy...hx0wlh	74.9 BTC bc3rva...my0rgq
85.1 BTC bc1qva...hy0wga	111.3 BTC bc1qva...hy0wga	10,000 BTC bc1qxy...hx0wlh

VOL

VOLATILITY PROOF LOANS

private@strike.me

CREDIT FACILITY

x

$2,100,000,000

VOLATILITY PROOF LOANS



CREDIT FACILITY

$2.1 B

SEGREGATED ADDRESS COLLATERAL



WHAT WE SHIPPED

LOWER LENDING RATES



LENDING PROOF OF RESERVES



LENDING



TWENTY ONE

STRIKE

TWENTY ONE

29 April 2026 - Tether Investments, S.A. de C.V. ("Tether Investments"), today announced its proposals for the next phase of Twenty-One Capital's (XXI) journey through a series of proposed transactions aimed at strengthening XXI's structure, capital allocation, and long-term trajectory.

As part of this initiative, Tether Investments intends to vote its shares in favor of a proposed merger between XXI and Strike, a leading Bitcoin financial services company, and a proposed merger of the combined entities with Elektron Energy, a large-scale Bitcoin mining platform.

If consummated, the transactions would allow the combined entity to leverage a strong balance sheet, a large-scale profitable operating business, and a financial services division built to spearhead Bitcoin adoption. Strike would be contributing a profitable financial services platform, global distribution and regulatory infrastructure and Elektron would be adding large-scale Bitcoin mining infrastructure, operational depth and proven execution capabilities.

Strike is a global Bitcoin financial services company that enables individuals and businesses to buy, sell, hold, transact, and borrow against Bitcoin. Founded by Jack Mallers, Strike is profitable, trusted, and one of the most well-known brands in Bitcoin. Strike is available in 100+ countries, focused on delivering simple, secure, and compliant products that make Bitcoin accessible to everyone.

Elektron, led by Raphael Zagury, is one of the world's largest private Bitcoin mining operators, managing approximately 50 EH/s across its platform, representing roughly 5% of the current Bitcoin network. Elektron has built a profitable, cash-flow-positive platform around low-cost management, disciplined capital allocation, and fast execution. Across its managed portfolio, Elektron has mined more than 5,500 bitcoins and reflects one of the most efficient cost structures in the Bitcoin mining industry, with current all-in Bitcoin production costs below $60,000 per bitcoin.. Elektron's team has demonstrated the ability to deploy, optimize, and operate large-scale Bitcoin mining infrastructure across market cycles.

WHAT IS THE IDEAL BITCOIN COMPANY?


HIGH OPERATING INCOME
LOW CONVICTION
HIGH CONVICTION
LOW OPERATING INCOME


HIGH OPERATING INCOME
CRYPTO EXCHANGES
LOW CONVICTION
HIGH CONVICTION
LOW OPERATING INCOME

COINBASE PROCESSED $5T+ IN CRYPTO TRADING VOLUME IN A YEAR & CUSTODIES 12% OF ALL CRYPTO IN EXISTENCE

CASH & CASH EQUIVALENTS

~$10B+

BITCOIN

~$1B

James Chanos @RealJimChanos

It looks like $HOOD customers lost almost 5% in February. Total Platform Assets dropped $10.2B in the month to $314.2B, but that includes $5.6B in net deposits. So the implied loss of $15.8B was 4.9% of end-of-January Total Platform Assets of $324.4B. The S&P 500 was down 0.9%.

Robinhood Markets, Inc. and Consolidated Subsidiaries
Monthly Metrics Report for February 2026
(Unaudited)

Robinhood

M - in millions; B - in billions

	2025												2026		Change	
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	M/M	Y/Y
Funded Customer Growth (M)																
Funded Customers	25.5	25.6	25.8	25.9	25.8	26.5	26.7	26.7	26.8	27.1	26.8	27.0	27.2	27.4	1%	7%
Asset Growth ($B)																
Total Platform Assets	$203.7	$187.4	$220.6	$232.3	$255.3	$279.6	$295.0	$303.8	$332.7	$342.8	$324.5	$322.1	$324.4	$314.2	(3%)	68%
Net Deposits[1]	$5.6	$4.8	$7.6	$6.8	$3.5	$3.5	$6.4	$4.8	$9.2	$5.6	$7.1	$3.2	$4.5	$5.6	NM	NM
Trading																
Equities and Options Trading Days	20.0	19.0	21.0	21.0	21.0	20.0	21.5	21.0	21.0	23.0	18.5	21.5	20.0	19.0	(5%)	-
Crypto and Prediction Markets Trading Days	31	28	31	30	31	30	31	31	30	31	30	31	31	28	(10%)	-
Total Trading Volumes																
Equity ($B)	$144.7	$142.8	$125.6	$157.8	$180.5	$179.1	$209.1	$199.2	$238.8	$320.1	$201.3	$188.6	$227.3	$194.4	(14%)	36%
Options Contracts (M)	166.6	165.6	167.9	167.5	179.8	168.1	195.8	195.5	218.8	266.7	193.2	199.4	200.0	180.3	(10%)	9%
Crypto ($B)	$20.4	$14.4	$11.3	$8.6	$11.7	$14.7	$28.7	$28.1	$23.5	$32.5	$28.6	$21.2	$22.9	$25.0	9%	74%
Robinhood App	$20.4	$14.4	$11.3	$8.6	$11.7	$8.0	$16.8	$13.7	$9.3	$13.8	$12.0	$8.1	$8.7	$9.4	8%	(35%)
Bitstamp	-	-	-	-	-	$6.7	$11.9	$14.4	$14.2	$18.6	$16.6	$13.1	$14.2	$15.6	10%	NA
Event Contracts (B)	-	-	0.3	0.2	0.3	0.4	0.3	0.3	1.7	2.5	3.0	2.9	3.4	2.4	(29%)	NA
Average Daily Trading Volumes[2]																
Equity ($B)	$7.2	$7.5	$6.0	$7.5	$8.6	$9.0	$9.7	$9.5	$11.4	$13.9	$10.9	$8.8	$11.4	$10.2	(11%)	36%
Options Contracts (M)	8.3	8.7	8.0	8.0	8.6	8.4	9.1	9.3	10.4	11.6	10.4	9.3	10.0	9.5	(5%)	9%
Crypto ($M)	$658	$514	$365	$287	$377	$490	$926	$906	$783	$1,048	$953	$684	$739	$893	21%	74%
Robinhood App	$658	$514	$365	$287	$377	$267	$542	$442	$310	$448	$400	$261	$281	$336	20%	(35%)
Bitstamp	-	-	-	-	-	$223	$384	$465	$473	$600	$553	$423	$458	$557	22%	NA
Event Contracts (M)	-	-	10	7	10	13	10	10	57	81	100	94	110	86	(22%)	NA
Daily Average Revenue Trades (DARTs) (M)																
Equity	2.6	2.4	2.3	2.3	2.3	2.6	2.7	2.5	3.0	3.1	2.7	2.7	2.8	2.6	(7%)	8%
Options	1.1	1.2	1.1	1.2	1.2	1.1	1.1	1.2	1.3	1.4	1.3	1.1	1.3	1.3	-	8%
Crypto[3]	0.9	0.7	0.6	0.5	0.5	0.5	0.7	0.6	0.5	0.6	0.6	0.5	0.5	0.5	-	(29%)
Interest Earning Assets ($B)																
Margin Book	$8.3	$8.7	$8.8	$8.4	$9.0	$9.5	$11.4	$12.5	$13.9	$16.5	$16.8	$16.8	$18.4	$17.2	(7%)	98%
Cash and Deposits[4,5]	$10.7	$9.8	$9.8	$11.4	$12.1	$14.0	$14.6	$14.3	$14.4	$14.7	$12.1	$11.0	$11.7	$16.5	41%	67%
Cash Sweep[5]	$26.3	$26.2	$28.2	$28.9	$30.6	$32.7	$33.6	$34.1	$35.4	$34.2	$32.5	$32.8	$31.5	$25.8	(18%)	(2%)
Securities Lending ($M)																
Total Securities Lending Revenue	$25	$22	$24	$25	$33	$54	$61	$53	$59	$60	$34	$38	$34	$25	(26%)	14%
Securities Lending, Net[4,6]	$10	$6	$7	$9	$13	$32	$37	$24	$26	$24	-	$2	$4	($1)	NM	NM

1. Starting in June 2025, Net Deposits include results from Bitstamp. Net Deposits do not include results from TradePMR.
2. Average daily volumes ("ADVs") defined as Total Trading Volume in a given period divided by the applicable number of trading days in said period.
3. Crypto DARTs do not include Bitstamp institutional activity.
4. Refer to following page for the definitions of Cash and Deposits and Securities Lending, Net.
5. [illegible]
6. [illegible]

[illegible]

2026 Product Progress Announcements

[illegible]


HIGH OPERATING INCOME
CRYPTO EXCHANGES
LOW CONVICTION
HIGH CONVICTION
BITCOIN TREASURY COMPANIES
LOW OPERATING INCOME

Top 100 Public Bitcoin Treasury Companies

Share

₿ $75,027

BITCOINTREASURIES.NET

#	Company		Country	Ticker	Bitcoin [mNAV]
1	Strategy	↑	🇺🇸	MSTR	818,334 [0.93]
2	Twenty One Capital		🇺🇸	XXI	43,514 [0.82]
3	Metaplanet Inc.		🇯🇵	MPJPY	40,177 [0.96]
4	MARA Holdings, Inc.		🇺🇸	MARA	38,689 [1.73]
5	Bitcoin Standard Treasury Company		🇺🇸	CEPO	30,021 [0.12]
6	Bullish		🇺🇸	BLSH	24,300 [2.61]
7	Riot Platforms, Inc.		🇺🇸	RIOT	15,680 [5.68]
8	Coinbase Global, Inc.		🇺🇸	COIN	15,389 [43.17]
9	Strive	↑	🇺🇸	ASST	14,557 [0.81]
10	Hut 8 Mining Corp		🇺🇸	HUT	13,696 [8.17]


HIGH OPERATING INCOME
CRYPTO EXCHANGES
LOW CONVICTION
HIGH CONVICTION
BITCOIN TREASURY COMPANIES
LOW OPERATING INCOME

WHAT IS THE IDEAL BITCOIN COMPANY?

TWENTY ONE
THE BITCOIN COMPANY

TWENTY ONE
THE BITCOIN COMPANY

1

FINANCIAL SERVICES

Any Bitcoin financial product. distributed globally.

01 / The vision: **Every financial product the Bitcoin economy needs, distributed globally, under one roof.**

- Brokerage (acquire)
- Custody (hold)
- Lending & Credit (borrow)
- Payments & Rails (spend)
- Treasury Services
- Prime Services
- Banking Services
- Structured Products

FINANCIAL SERVICES & DISTRIBUTION

Subject to local regulations.

TWENTY ONE
THE BITCOIN COMPANY

1

FINANCIAL SERVICES

Any Bitcoin financial product. distributed globally.

2

BITCOIN INFRASTRUCTURE

Industrial-scale Bitcoin production at the lowest cost.

Subject to local regulations.

02 / The vision: **The physical layer of the Bitcoin economy. Industrial scale, lowest cost, vertically integrated from energy to coin. We don't just buy Bitcoin. We produce it.**

Energy procurement

Power Generation

Grid Services

Heat reuse

Hashrate / Mining

Fleet / Hardware

Hosting / Colocation

Pool & Network

BITCOIN INFRASTRUCTURE

TWENTY ONE
THE BITCOIN COMPANY

1

FINANCIAL SERVICES

Any Bitcoin financial product. distributed globally.

2

BITCOIN INFRASTRUCTURE

Industrial-scale Bitcoin production at the lowest cost.

3

CAPITAL MARKETS

Treasury growth with cash flow and non-dilutive leverage.

Subject to local regulations.

03 / The vision: **The financing engine of the Bitcoin economy. We issue against the treasury, originate against the network, and securitize the cash flows the rest of the market can't.**

- Loan book securitization
- Mining revenue securitization
- Structured products
- Fixed income & bonds
- Bitcoin-backed debt
- Convertible structures
- Treasury management
- Energy Trading

CAPITAL MARKETS

TWENTY ONE
THE BITCOIN COMPANY

1

FINANCIAL SERVICES

Any Bitcoin financial product. distributed globally.

2

BITCOIN INFRASTRUCTURE

Industrial-scale Bitcoin production at the lowest cost.

3

CAPITAL MARKETS

Treasury growth with cash flow and non-dilutive leverage.

4

MERGERS & ACQUISITIONS

Acquire accretive Bitcoin assets. Compounding.

Subject to local regulations.

04 / The vision: **Acquire profitable Bitcoin businesses and strategic Bitcoin assets. Compound their cash flows into Bitcoin. Every dollar of operating income has one job: buy more Bitcoin.**

- Bitcoin financial services
- Mining & energy
- Bitcoin-native software
- Payments & merchant services
- Custody & security
- International distribution
- Treasury services
- Data & analytics

MERGERS & ACQUISITIONS

TWENTY ONE
THE BITCOIN COMPANY

1

FINANCIAL SERVICES

Every Bitcoin financial product, distributed globally.

2

BITCOIN INFRASTRUCTURE

Industrial-scale Bitcoin production at the lowest cost.

3

CAPITAL MARKETS

Treasury growth with cash flow and non-dilutive leverage.

4

MERGERS & ACQUISITIONS

Acquire profitable Bitcoin businesses. Compound forever.

Subject to local regulations.


HIGH OPERATING INCOME
LOW CONVICTION
HIGH CONVICTION
LOW OPERATING INCOME
CRYPTO EXCHANGES
XXI
BITCOIN TREASURY COMPANIES

NO MAN SHOULD
WORK FOR WHAT
ANOTHER MAN
CAN PRINT

FIX THE MONEY, FIX THE WORLD